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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


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                                   FORM 8-K

                                CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934

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  Date of Report (Date of earliest event reported): AUGUST 7, 2000
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                            TeleHubLink Corporation
                            -----------------------
            (Exact name of registrant as specified in its charter)

             DELAWARE               0-25002           59-3200879
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        (State or other           (Commission       (IRS Employer
        jurisdiction of           File Number)    Identification No.)
         incorporation)


        24 New England Executive Park, Burlington, Massachusetts  01803
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        (Address of principal executive offices)             (Zip Code)


      Registrant's telephone number, including area code: (781) 229-1102
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ITEM 5.   OTHER EVENTS.
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 On August 5, 2000, the Registrant publicly disseminated a press release announcing that it had signed a definitive agreement under which it would acquire all of the outstanding stock of MVP Systems, Inc., a California corporation ("MVP"). Under the terms of the agreement, the Registrant will acquire the MVP stock for a total consideration of 600,000 shares of the Registrant's stock and $100,000 cash. The information contained in the press release is incorporated herein by reference and filed as Exhibit 99.1 hereto.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
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(c)      Exhibit.

99.1      The Registrant's Press Release dated August 7, 2000.

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                                 SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              TELEHUBLINK CORPORATION
                              -----------------------
                              (Registrant)



Date: August 14, 2000         /s/ Douglas A. Miller
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                              Douglas A. Miller, Vice President of Finance

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                                 EXHIBIT INDEX
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Exhibit                                         Sequential
Number      Description                         Page Number
-------     -----------                         -----------

99.1        The Registrant's Press Release      5
            dated August 7, 2000

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